Exhibit 99.1
"The Number One Community Bank With The Best Customer Service In Town" November 7, 2005 2005 Southeast Bank Symposium Sterne, Agee & Leach Group, Inc.

Certain of the statements made herein are forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934. In addition, Fidelity Southern Corporation ("FSC" or "the Company"), through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual results could differ materially from the results expressed in the forward-looking statement. Certain factors, which could affect the accuracy of such forward-looking statements, are identified in the public filings made by FSC with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2004, the Form 10-Qs for the three months ended March 31, 2005, and the six months ended June 30, 2005, and the earnings release for the nine months ended September 30, 2005. Forward-looking statements contained in this or other public statements of FSC or made by its senior management should be considered in light of those factors. FSC undertakes no obligation to revise these statements after the date of this presentation. Forward-Looking Disclaimer

Company Overview Headquartered Atlanta, GA Listing NASDAQ Symbol LION Book Value - Sept. 30, 2005 $9.20 Market Capitalization - Sept. 30, 2005 $159 Million Annual Cash Dividend $.28 Total Assets - Sept. 30, 2005 $1.38 Billion

Company Overview - Our Market Vibrant Growing City Greater Atlanta Population of about four million people Population Growth - about 100,000 a year Home of 120,000+ Businesses Low 5.2% Unemployment as of August 30, 2005 44 Accredited Colleges and Universities Home of World's Busiest Airport - Continuing to Expand Atlanta MSA

Serving metropolitan Atlanta with 19 full-service branches, 36 ATMs, one internet (cyber) branch, and an LPO in Jacksonville, Florida www.lionbank.com Company Overview: Delivery System Plans for 2006 include a new branch in Gwinnett and possible acquisition or lease of one or two additional branch sites. One Branch under construction Current Branch

To continue growth, improve earnings, and increase shareholder value, To treat customers, employees, community and shareholders according to the Golden Rule, and To operate within a culture of strong internal controls. Company Overview - Who We Are Mission Statement

Reach 15.00% ROE in 2007 Reach 1.00% ROA in 2007 Increase Dividends Grow Core Banking Activities Focus on Community Relationship Growth Strategic Plan Three Year Plan - The Goals Commercial Transaction Deposit Accounts Construction SBA Lending

We Became a State Bank because of the State's Focus on Community Banking We Simplified Organizational Structure Increased Training Significantly Increased In-House and Community Marketing Selectively Hired and Advanced Seasoned Community Bankers to Facilitate Growth Strategic Plan: What Did We Do

Test Each Activity's Effect on Shareholder Value We Expect Results to be as Planned Hold monthly meetings with each department leader to be sure we are on plan Strategic Plan: What We Are Doing

We Motivate Our Employees Through Participation Planning Support Strategic Plan: What We Are Doing

We Motivate Our Customers With Service According to The Golden Rule By Being Engaged in Community By Thanking Them and Meaning It Strategic Plan: What We Are Doing

Strategic Plan: Results Low Employee Turnover, Which Results in Seasoned, Efficient Management at All Levels Strong Growth in Quality Interest-Earning Assets Earnings Growth Far Outpacing Industry Growth

Income From Continuing Operations Increased 103.4% Net Income Grew 99.2% Common Stock Book Value Increased 7.9% Return on Equity Reached 10.3% Average Interest-Earning Assets Grew 12.2% Net Charge-Offs Declined 39.9% 2004 Record Setting Performance

2004/2005 Performance Total Loan Growth Year-ended December 31, 2004 19.5% First Nine Months of 2005 12.3% Total Deposit Growth Year-ended December 31, 2004 14.5% First Nine Months of 2005 8.8%

Issued $10 million in Variable Rate Trust Preferred Tied to Three-Month LIBOR Indirect Automobile Loan Sales Totaling $105 Million Expanded SBA Department LionMark Insurance Company Opened Strengthened Retail Banking Department New Director of Retail Banking Established Regional Branch Managers First Nine Months of 2005

First Nine Months 2005 vs. 2004 Net Income Increased 38.2% or $2.09 Million Dividend Increased 40.0% to $0.28 Annualized Return on Equity Grew to 12.46% Return on Assets Grew to .79%

Financial Performance 1999 2000 2001 2002 2003 2004 Income 1644 2432 1603 3179 3753 7632 Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, YTD September 30 YTD September 30 YTD September 30 1999 2000 2001 2002 2003 2004 2004 2005 Income from Cont. Ops Income from Cont. Ops $1,644 $ 2,432 $ 1,603 $3,179 $ 3,753 $ 7,632 $ 5,471 $ 7,559 Income from Discont. Ops Income from Discont. Ops 3,165 1,330 907 8,216 78 - - - Net Income $4,809 $ 3,762 $2,510 $11,395 $3,831 $7,632 $5,471 $7,559 Income from Continuing Operations1 Earnings CAGR Earnings CAGR 1 yr 103.4% 5 yr 35.9% YTD05/YTD04 38.2% YTD04 YTD05 5471 7559 1) Dollars in thousands $7,559 $5,471

Financial Performance 2Q05 3Q05 1245 1261 1999 2000 2001 2002 2003 2004 630 766 833 883 986 1115 1st 9 Mos 04 1st 9 Mos 05 1102 1231 1) Dollars in millions Average Interest-Earning Assets1 CAGR CAGR 1 yr 13.08% 5 yr 12.10% YTD05/YTD04 11.7%

1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 1066 1098 1140 1155 1187 1245 1261 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 Net Interest Income (000's) $ 1,066 $ 8,525 $ 9,260 $ 9,593 $ 9,613 $ 9,729 $ 9,776 NIM - QTD 3.17% 3.14% 3.25% 3.32% 3.30% 3.16% 3.09 % Average Loans $ 862 $ 902 $ 955 $ 973 $ 1,015 $ 1,076 $ 1,102 Financial Performance 1) Dollars in millions 2) Fidelity Southern Corporation Continuing Operations Average Interest-Earning Assets1,2

Commercial Financial Performance - Loan Growth 1999 2000 2001 2002 2003 2004 Income 108689 124464 128691 144646 157136 184612 CAGR CAGR 1 yr 17.49% 5 yr 11.18% 9/30/05|9/30/04 6.24% Period-End Balances (Dollars in thousands) 9|30|2004 9|30|2005 184715 196248 $184,715 $196,248

Real Estate - Construction Financial Performance - Loan Growth 1999 2000 2001 2002 2003 2004 Income 69254 98520 98051 111510 120179 162176 CAGR CAGR 1 yr 34.95% 5 yr 18.55% 9/30/05|9/30/04 34.45% 9|30|2004 9|30|2005 141028 189611 Period-End Balances (Dollars in thousands)

Real Estate - Mortgage Residential1,2 Financial Performance - Loan Growth 1999 2000 2001 2002 2003 2004 Income 134669 158614 113858 118110 105275 123948 CAGR CAGR 1 yr 17.74% 5 yr (1.65% ) 9/30/05|9/30/04 14.45% 9|30|2004 9|30|2005 125178 143267 1) Excludes loans held-for-sale 2) Period-End Balance (Dollars in thousands)

Consumer Installment1,2 1999 2000 2001 2002 2003 2004 Income 244475 287444 316991 379669 413149 490490 CAGR CAGR 1 yr 18.72% 5 yr 15.00% 9/30/05|9/30/04 15.42% Financial Performance - Loan Growth 9|30|2004 9|30|2005 483978 558630 1) Excludes loans held-for-sale 2) Period-End Balance (Dollars in thousands)

2002 2003 2004 9/30/2005 Noninterest-Bearing 114 111 116 114 DDA & MM 158 169 251 217 Savings 106 131 127 170 Time 528 477 522 604 Financial Performance Sept. 30 At December 31, At December 31, At December 31, At December 31, At December 31, 2004/2003 Sept. 30, 2005/2004 2002 2003 2004 % Change 2005 % Change Deposits: Deposits: Noninterest-Bearing Noninterest-Bearing $114 $111 $116 4.5% $114 (1.40)% Interest-Bearing Interest-Bearing Demand and Money Market Demand and Money Market 158 169 251 48.5 217 (15.23) Savings Savings 106 131 127 (3.1) 170 47.19 Time Time 528 477 522 9.4 604 15.89 Total $906 $888 $1,016 14.4 $1,105 9.92 Deposits1 1) Dollars in millions

Financial Performance CAGR CAGR 1 yr 8.70% 5 yr 6.86% 9/30/05|9/30/043 11.37% 1999 2000 2001 2002 2003 2004 Net Interest Income 25644 27692 24341 30245 32880 35739 1) Dollars In thousands 2) Fidelity Southern Corporation Continuing Operations 3) Year to date YTD 9/30/04 YTD 9/30/05 26145 29119 $26,145 $29,119 Net Interest Income1, 2 $25,644 $35,739

Financial Performance Asset Quality1,2 Year Ended December 31, September 30, Year Ended December 31, September 30, Year Ended December 31, September 30, Year Ended December 31, September 30, Year Ended December 31, September 30, Year Ended December 31, September 30, Year Ended December 31, September 30, Year Ended December 31, September 30, Year Ended December 31, September 30, Year Ended December 31, September 30, (year to date) 2002 2003 2004 2004 2005 Net Charge-offs $ 2,669 $ 4,234 $ 2,546 $ 1,967 $1,574 Net Charge-offs to Average Loans .38% .54% .29% .31% .20 % Provision for Loan Losses $ 6,668 $ 4,750 $ 4,800 $ 3,600 $2,500 Period End Allowance for Loan Losses 9,404 9,920 12,174 11,553 13,100 Period End Allowance for Loan Losses to Loans 1.25% 1.25% 1.27% 1.24% 1.20 % Nonperforming Loans to Total Loans .48 .27 .16 .20 .30 Nonperforming Assets to Total Loans and Repossessions .92 .49 .29 .31 .41 Allowance for Loan Losses to Nonperforming Loans and Repossessions 2.03 x 3.14 x 5.53 x 4.22 x 3.14 x 1) From Continuing Operations 2) Dollars in thousands

1999 2000 2001 2002 2003 2004 17711 17188 20807 19450 13756 14550 Noninterest Income1,2 Financial Performance CAGR CAGR 1 yr 5.77% 5 yr (3.86% ) YTD9/05|YTD9/05 (4.50% ) YTD 9/04 YTD 9/05 11210 10706 1) Dollars in thousands 2) Includes Gain on Sale of Merchant Services

1999 2000 2001 2002 2003 2004 37108 38074 40381 38475 36791 34070 Financial Performance Noninterest Expense1 Year Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, YTD September 30, YTD September 30, YTD September 30, YTD September 30, 2002 2003 2003 2004 2004 2004 2005 Salaries & Employee Benefits $18,043 $18,755 $17,876 $13,263 14,038 Occupancy & Equipment 6,455 6,647 6,569 4,934 4,528 Merchant Processing 1,161 - - - - Professional & Other Services 4,109 3,043 2,340 1,704 2,065 Communication Expenses 1,485 1,433 1,375 1,034 1,034 Other Insurance 499 1,059 780 647 461 Other 6,896 5,854 5,130 3,983 3,634 Total Noninterest Expense $38,648 $36,791 $34,070 $25,565 25,760 CAGR CAGR Noninterest Expense Noninterest Expense 1 yr (7.40%) 5 yr (1.69%) YTD9/05|YTD9/04 .75% YTD 9/04 YTD 9/05 25569 25760 $34,070 $37,108 1) Dollars in thousands

1999 2000 2001 2002 2003 2004 6.18 6.56 6.64 7.99 8.01 8.64 CAGR CAGR 1 yr 7.87% 5 yr 6.93% 9/30/05|9/30/04 8.24% Financial Performance - Capital December 31, December 31, December 31, December 31, December 31, September 30, September 30, September 30, 2002 2003 2004 2004 2005 Capital Ratios: Capital Ratios: Capital Ratios: Leverage Leverage 8.42% 9.03% 8.74% 8.64% 8.64 % Risk Based Capital: Risk Based Capital: Tier 1 10.38 10.33 9.88 9.93 9.45 Total 12.55 12.74 11.91 12.01 11.97 9|30|2004 9|30|2005 8.5 9.2 $8.50 $9.20 Book Value Per Share

EPS Growth1 EPS CAGR EPS CAGR From Continuing Operations From Continuing Operations 1 yr 100.00% 5 yr 43.10% YTD9/04|YTD9/05 36.67% 1999 2000 2001 2002 2003 2004 0.14 0.28 0.18 0.36 0.42 0.84 1) Income from Continuing Operations - Diluted YTD 9/04 YTD 9/05 0.6 0.82

Financial Performance Return On Shareholders' Equity1 1) From Continuing Operations 2000 2001 2002 2003 2004 0.0432 0.0276 0.051 0.0529 0.1029 YTD 9/04 YTD 9/05 0.1003 0.1246 2Q05 3Q05 0.127 0.1317

2000 2001 2002 2003 2004 9/30/2005 Fidelty Southern Corporation 100 150.61 209.64 284.45 413.52 383.39 NASDAQ Composite 100 79.18 54.44 82.09 89.6 89.59 SNL NASDAQ Bank Index* 100 108.85 111.95 144.51 165.62 157.49 Financial Performance - Total Return Performance Period Ending December 31, Period Ending December 31, Period Ending December 31, Period Ending December 31, Period Ending December 31, Period Ending December 31, Index 2000 2001 2002 2003 2004 9/30/05 Fidelity Southern Corporation 100.00 150.61 209.64 284.45 413.52 383.39 NASDAQ Composite 100.00 79.18 54.44 82.09 89.60 89.59 SNL NASDAQ Bank Index* 100.00 108.85 111.95 144.51 165.62 157.49 *Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005. Used with permission. All rights reserved. crsp.com.

Looking Ahead - 2005 and Beyond Due to the Wachovia SouthTrust and SunTrust NBC Mergers, There Are Good Employees and Good Customers Looking for a Change Selectively Hiring Experienced Branch Personnel and Lenders for Commercial, SBA, and Construction Lending Fidelity is Effectively Marketing Itself Through Its Personal Calling Program Keep Focus on Community Banking

Looking Ahead - 2005 and Beyond Work Strategic Plan Increase Net Interest Income Increase Noninterest Income Manage Risk and Costs Increase Fully Diluted Net Income Per Share in 2005 by Better than 33% Work Toward Goals Of 15%+ ROE, 1% ROA Increase Dividend Payout When Appropriate

Looking Ahead - 2005 and Beyond Keep Focus on Community Banking Add Two or Three Branches in 2006 Substantially Increase SBA Lending Activities Substantially Increase Commercial Loans and Deposits Incrementally Grow Other Services and Products

Potential Mergers and Acquisitions We will consider a merger or acquisition, which would be accretive to earnings in the short run, as well as the long run, and that is in step with Fidelity's mission statement.

Manage to the Mission Statement Manage to Strategic Plan to Drive Growth and Earnings Continue Emphasis on Corporate Governance Keep Pace With Large Bank Technology Reinforce a Strong Sales Culture through Advertising Training Calling Programs Recruiting and Retaining Talented Performance Summary

"The Number One Community Bank With The Best Customer Service In Town" November 7, 2005 2005 Southeast Bank Symposium Sterne, Agee & Leach Group, Inc.